SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION (SAIs)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

Effective October 1, 2006, Tattersall Advisory Group, Inc. ("TAG") will act as investment sub-advisor to Evergreen Adjustable Rate Fund, Evergreen Diversified Bond Fund, Evergreen High Yield Bond Fund, Evergreen Limited Duration Fund, Evergreen Select High Yield Bond Fund, Evergreen Strategic Income Fund, Evergreen U.S. Government Fund, Evergreen Ultra Short Opportunities Fund, Evergreen VA High Income Fund and Evergreen VA Strategic Income Fund (each, a "Fund," collectively, the “Funds”).

The section entitled “PORTFOLIO MANAGERS” for each Fund will remain the same. The portfolio managers as listed in each Fund's current prospectus will continue to manage the Funds as investment professionals of TAG.

The section in part one of each Fund’s SAI entitled “Sub-Advisors” under “EXPENSES” is revised to include the fact that, effective October 1, 2006, TAG is an investment sub-advisor to each Fund. The advisory fees paid by shareholders of each Fund will not change. For all of the Funds except Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund, Evergreen Investment Management Company, LLC ("EIMC"), will pay TAG a fee equal to 90% of the advisory fee retained by EIMC pursuant to its advisory contract with each Fund.  For Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund, EIMC already pays a portion of its advisory fee to First International Advisors, LLC ("FIA"), another subadvisor to those two Funds.  Consequently, in those two cases, the 90% allocation would be calculated after FIA's sub-advisory fee has been deducted from EIMC's advisory fee. For purposes of this arrangement, advisory fees waived by EIMC voluntarily or as a result of a voluntary or contractual expense cap are not "retained."

Also, the section in part two of the SAI for each Fund entitled "Policy for Dissemination of Portfolio Holdings" is revised to include TAG in the list of daily recipients with whom each Fund has ongoing arrangements to make available non-public portfolio holdings.

September 22, 2006	577605 9/06